                                                                    EXHIBIT 99.2

                            VINTAGE INDUSTRIES, INC.
                             (A FLORIDA CORPORATION)
                                Longwood, Florida

                    -----------------------------------------
                                FINANCIAL REPORTS
                                       AT
                                 JUNE 30, 2002
                    -----------------------------------------

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

TABLE OF CONTENTS
-------------------------------------------------------------------------------


Independent Accountants' Report on Interim Financial Information        1

Balance Sheets at June 30, 2002 (Unaudited) and December 31, 2001       2

Statements of Changes in Stockholders' Deficit for the Six Months
  Ended June 30, 2002 and 2001 (Unaudited)                              3

Statements of Operations for the Six Months Ended June 30, 2002
  and 2001 (Unaudited)                                                  4

Statements of Cash Flows for the Six Months Ended June 30, 2002
  and 2001 (Unaudited)                                                  5

Notes to Financial Statements                                         6-12

                  INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors and Stockholders
Vintage Industries, Inc.
(A Florida Corporation)
Longwood, Florida

         We have reviewed the accompanying balance sheet of Vintage Industries, Inc. as of June 30, 2002, and the related statements of changes in stockholders' deficit, operations, and cash flows for the six months ended June 30, 2002 and 2001. These financial statements are the responsibility of the Company's management.

         We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and of making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

         Based on our review, we are not aware of any material modifications that should be made to such financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

         We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Vintage Industries, Inc. as of December 31, 2001 (presented herein), and the related statements of changes in stockholders' equity (deficit), operations, and cash flows (not presented herein) for the year then ended; and in our report dated September 20, 2002, we expressed doubt on the Company's ability to continue as a going concern. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2001 is fairly stated, in all material respects. No auditing procedures have been performed subsequent to the date of our report.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L to the financial statements, the Company has suffered recurring losses, has substantial debt and, at June 30, 2002, liabilities exceed assets. These factors, and others discussed in Note L, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rotenberg & Company, LLP

Rotenberg & Company, LLP
Rochester, New York
 September 20, 2002

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

BALANCE SHEETS

-------------------------------------------------------------------------------------------------------
                                                                     (Unaudited)
                                                                       June 30,            December 31,
                                                                         2002                  2001
-------------------------------------------------------------------------------------------------------
ASSETS

Current Assets

Cash and Cash Equivalents                                              $      --             $  26,031
Accounts Receivable - Net of Allowance for Doubtful Accounts             341,670               319,170
Inventory                                                                154,549               124,548
-------------------------------------------------------------------------------------------------------

Total Current Assets                                                     496,219               469,749

Property and Equipment - Net of Accumulated Depreciation                 273,065               323,821

Other Assets

Security Deposits                                                         23,534                17,947
-------------------------------------------------------------------------------------------------------

Total Assets                                                           $ 792,818             $ 811,517
=======================================================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Line of Credit                                                         $ 125,000             $ 125,000
Notes and Capital Leases Payable - Due Within One Year                   102,516               100,577
Cash Overdraft                                                             8,860                    --
Accounts Payable and Accrued Expenses                                    241,699               183,054
-------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                478,075               408,631

Other Liabilities

Notes and Capital Leases Payable - Due After One Year                    488,852               543,002
-------------------------------------------------------------------------------------------------------

Total Liabilities                                                        966,927               951,633
-------------------------------------------------------------------------------------------------------

Stockholders' Deficit

Common Stock:  $1.00 Par; 7,000 Shares Authorized,
               2,250 Shares Issued and 1,000 Shares Outstanding            2,250                 2,250
Additional Paid-In Capital                                               485,381               485,381
Accumulated Deficit                                                     (630,240)             (596,247)
-------------------------------------------------------------------------------------------------------
                                                                        (142,609)             (108,616)
Less:  Treasury Stock - 1,250 Shares, at Cost                             31,500                31,500
-------------------------------------------------------------------------------------------------------

Total Stockholders' Deficit                                             (174,109)             (140,116)
-------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                            $ 792,818             $ 811,517
=======================================================================================================


   The accompanying notes are an integral part of these financial statements.

                         See Accountants' Review Report

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                     Additional
                                                Number     Common     Paid-In     Accumulated   Treasury   Stockholders'
                                              of Shares    Stock      Capital       Deficit       Stock        Deficit
------------------------------------------------------------------------------------------------------------------------
Balances - December 31, 2000                    2,250     $ 2,250    $ 485,381    $(596,797)   $(31,500)    $(140,666)

Net Income for the Period (Unaudited)              --          --           --       31,050          --        31,050
------------------------------------------------------------------------------------------------------------------------

Balances - June 30, 2001 (Unaudited)            2,250     $ 2,250    $ 485,381    $(565,747)   $(31,500)    $(109,616)
========================================================================================================================

Balances - December 31, 2001                    2,250     $ 2,250    $ 485,381    $(596,247)   $(31,500)    $(140,116)

Net Loss for the Period (Unaudited)                --          --           --      (33,993)         --       (33,993)
------------------------------------------------------------------------------------------------------------------------

Balances - June 30, 2002 (Unaudited)            2,250     $ 2,250    $ 485,381    $(630,240)   $(31,500)    $(174,109)
========================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                         See Accountants' Review Report

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

STATEMENTS OF OPERATIONS (UNAUDITED)
----------------------------------------------------------------------------


Six Months Ended June 30,                                2002          2001
----------------------------------------------------------------------------

Revenues                                            $ 946,358   $ 1,215,025

Cost of Goods Sold                                    572,713       863,975
----------------------------------------------------------------------------

Gross Profit                                          373,645       351,050
----------------------------------------------------------------------------

Operating Expenses

Bad Debts (Recovery)                                   37,037       (52,738)
Depreciation                                           50,756        54,252
Finance Charges                                        48,497        39,447
Interest                                               30,111        34,309
Officers' Salaries - Leased                           123,933       124,450
Professional Services                                  37,578        31,750
Other Operating Expenses                               79,726        88,530
----------------------------------------------------------------------------

Total Operating Expenses                              407,638       320,000
----------------------------------------------------------------------------

Net Income (Loss) for the Period                    $ (33,993)  $    31,050
----------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                         See Accountants' Review Report

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida


STATEMENTS OF CASH FLOWS (UNAUDITED)
------------------------------------------------------------------------------------

Six Months Ended June 30,                                           2002       2001
------------------------------------------------------------------------------------
Cash Flows from Operating Activities

Net Income (Loss) for the Period                               $ (33,993)  $ 31,050

Adjustments to Reconcile Net Income (Loss) for the Period to Net Cash Flows from Operating Activities:

Bad Debts (Recovery)                                              37,037    (52,738)
Depreciation                                                      50,756     54,252

Changes in Assets and Liabilities:

Accounts Receivable                                              (59,537)   107,139
Inventory                                                        (30,001)    30,625
Security Deposits                                                 (5,587)        --
Accounts Payable and Accrued Expenses                             67,505    (62,207)
------------------------------------------------------------------------------------

Net Cash Flows From Operating Activities                          26,180    108,121
------------------------------------------------------------------------------------

Cash Flows from Investing Activities

Acquisition of Property and Equipment                                 --    (23,371)
------------------------------------------------------------------------------------

Cash Flows from Financing Activities

Repayment of Debt                                                (52,211)   (59,473)
------------------------------------------------------------------------------------

Net Increase (Decrease) in Cash and Cash Equivalents             (26,031)    25,277

Cash and Cash Equivalents - Beginning of Period                   26,031      8,484
------------------------------------------------------------------------------------

Cash and Cash Equivalents - End of Period                      $      --   $ 33,761
------------------------------------------------------------------------------------

Supplemental Disclosures

------------------------------------------------------------------------------------

Interest Paid                                                  $  30,640   $ 33,432
Income Taxes Paid                                              $      --   $     --
------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                         See Accountants' Review Report

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note A -   Nature of Operations

           Vintage Industries, Inc. (the "Company") was formed on September 1, 1991 under the laws of the State of Florida. The Company is authorized to issue 7,000 shares of common stock at a $1.00 par value. The Company is primarily engaged in the business of design engineering and production of intricate plastic molds and the production of plastic and metal parts.

Note B -   Summary of Significant Accounting Policies
           Method of Accounting

           The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

           Cash and Cash Equivalents

           Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

           Accounts Receivable Factoring

           The Company has an arrangement with a financial services company, in which the Company delivers current sales invoices to the financial services company in return for cash. Under the arrangement, proceeds typically received from the delivery of invoices approximate 63%, which is net of fees and interest of approximately 22% and a holdback allowance of approximately 15%. Customer invoices which are or become ineligible reduce the proceeds received from delivery of future customer invoices. Ineligible customer invoices revert back to the Company for collection. The holdback allowance balance at June 30, 2002 (Unaudited) and December 31, 2001 was $280,451 and $58,444,
           respectively.

           Allowance for Doubtful Accounts

           The Company provides for estimated losses on accounts receivable based on prior bad debt experience and a review of existing receivables. Based on these factors, there is an allowance for doubtful accounts of $76,356 and $39,319 at June 30, 2002 (Unaudited) and December 31, 2001, respectively.

           Inventory

           Inventory consists of raw materials, work-in-process, and finished goods, and is stated at the lower of cost or market using the first-in, first-out method.

           Property, Equipment and Depreciation

           Property and equipment are stated at cost, less accumulated depreciation computed using the straight line method over the estimated useful lives as follows:

                    Equipment                           5 - 7 Years
                    Computer Equipment                  5 - 7 Years

           Maintenance and repairs are charged to expense. The cost of the assets retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts.

           Revenue Recognition

           Revenues from product sales are recognized when the goods are shipped.

                                                                  - continued -

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note B -   Summary of Significant Accounting Policies - continued
           Income Taxes

           Effective September 1, 1991, the Company elected to be treated as an "S" Corporation for both Federal and Florida State Tax purposes. Thus, profits, losses and tax credits flow through to the individual stockholders. Therefore, no provision for income taxes is reflected in these financial statements.

           Use of Estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results can differ from those estimates.

           Concentrations of Credit Risk

           Financial instruments, which potentially expose the Company to significant concentrations of credit risk, consist principally of bank deposits, which may at times exceed federally insured limits. The Company had no cash balances that exceeded insured limits at June 30, 2002 (Unaudited) and December 31, 2001. Cash is placed primarily in high quality short term interest bearing financial instruments.

           The Company had three significant customers for the six months ended June 30, 2002 and 2001. The respective amount of sales during the six months ended June 30, 2002 and 2001 and the corresponding portion of the accounts receivable balance at June 30, 2002 and 2001 are as follows:

           --------------------------------------------------------------------
                                  (Unaudited)                (Unaudited)
                          Sales for the Six Months  Accounts Receivable Balance
                               Ended June 30,                at June 30,
                          -----------------------------------------------------
                               2002          2001           2002          2001
           --------------------------------------------------------------------

           Company A      $ 192,419     $ 194,254       $ 37,077      $ 32,253
           Company B      $ 215,885     $ 195,802       $  6,000      $ 51,664
           Company C      $  54,892     $ 161,408       $ 16,393      $ 40,339
           --------------------------------------------------------------------

           The Company periodically monitors the credit worthiness of its customers to which it grants credit terms in the ordinary course of business.

Note C -   Accounts Receivable

           Accounts receivable consisted of the following:

           ---------------------------------------------------------------------------
                                                        (Unaudited)
                                                         June 30,        December 31,
                                                           2002              2001
           ---------------------------------------------------------------------------

           Trade                                        $ 412,275         $ 352,977
           Reproductions                                    5,751             5,512
           ---------------------------------------------------------------------------
                                                        $ 418,026         $ 358,489
           Less:  Allowance for Doubtful Accounts          76,356            39,319
           ---------------------------------------------------------------------------

           Net Accounts Receivable                      $ 341,670         $ 319,170
           ---------------------------------------------------------------------------

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note D -   Inventory

           Inventory consisted of the following:

           --------------------------------------------------------------------
                                                 (Unaudited)
                                                  June 30,        December 31,
                                                    2002              2001
           --------------------------------------------------------------------

           Raw Materials                            $ 64,226          $ 34,875
           Work-In-Process                            56,255            36,117
           Finished Goods                             34,068            53,556
           --------------------------------------------------------------------

           Total Inventory                         $ 154,549         $ 124,548
           --------------------------------------------------------------------

Note E -   Property and Equipment

           Property and equipment consisted of the following:

           --------------------------------------------------------------------
                                                   (Unaudited)
                                                    June 30,      December 31,
                                                      2002           2001
           --------------------------------------------------------------------

           Equipment                               $ 1,161,294   $ 1,161,294
           Computer Equipment                           17,326        17,326
           Equipment Held Under Capital Leases         115,507       115,507
           --------------------------------------------------------------------
                                                   $ 1,294,127   $ 1,294,127
           Less:  Accumulated Depreciation           1,021,062       970,306
           --------------------------------------------------------------------

           Net Property and Equipment                $ 273,065     $ 323,821
           --------------------------------------------------------------------

           Depreciation expense for the six months ended June 30, 2002 and 2001 was $50,756 and $54,252, respectively.

Note F -   Line of Credit

           The Company has a $125,000 line of credit with Stearns Bank National Association. The balance at June 30, 2002 (Unaudited) and December 31, 2001 was $125,000. The line bears interest at prime plus 2% (6.75% at June 30, 2002), with interest payable monthly. It has personal guarantees by the stockholders and a guarantee by the Small Business Association and is secured by the Company's equipment and inventory.

           The line of credit expired on March 28, 2002 and is in default. The Company is in negotiations with the lender for payment of the outstanding principal balance, and is continuing to make the monthly interest payments.

           Interest expense on the line of credit for the six months ended June 30, 2002 and 2001 was $4,184 and $5,603, respectively.

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note G -   Notes and Capital Leases Payable

           Notes and capital leases payable consisted of the following:

           ------------------------------------------------------------------------------------------------
                                                                                (Unaudited)
                                                                                  June 30,     December 31,
                                                                                    2002           2001
           ------------------------------------------------------------------------------------------------
           Notes Payable

           Business Loan Center, Inc.

           Note payable due December 2007, payable in monthly installments of
           $4,041, including principal and interest at prime plus 2 3/4% (7.50%
           at June 30, 2002). The loan is secured by all assets of the company with personal guarantees by the stockholders and their spouses, with their residences pledged as additional security, assignment of life insurance in the amount of $350,000 on each of the stockholders, and
           a guarantee by the Small Business Association.                        $ 216,968      $ 232,954

           GE Capital Small Business Finance Corporation

           Note payable due June 2008, payable in monthly installments of
           $5,217, including principal and interest at prime plus 2 1/4% (7.00%
           at June 30, 2002). The loan is secured by all assets of the company in excess of $350,000 with personal guarantees by the stockholders, with their residences as additional security, and a guarantee by the
           Small Business Association.                                             311,298        335,021

           Capital Leases Payable

           Intech Funding Corp.

           Equipment lease for a four-year term, due February 2004, payable in monthly installments of $1,333, including principal and interest at
           9.406%.                                                                  24,586         31,244

           Associates Leasing, Inc.

           Equipment lease for a five-year term, due February 2005, payable in monthly installments of $273, including principal and interest at
           11.383%.                                                                  7,512          8,685

           Copelco Capital, Inc.

           Equipment lease for a five-year term, due March 2005, payable in monthly installments of $1,099, including principal and interest at
           11.383%.                                                                 31,004         35,675
           ------------------------------------------------------------------------------------------------

           Total Notes and Capital Leases Payable                                $ 591,368      $ 643,579

           Less:  Amount Due Within One Year                                       102,516        100,577
           ------------------------------------------------------------------------------------------------

           Amount Due After One Year                                             $ 488,852      $ 543,002
           ================================================================================================

                                                                                           - continued -


VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note G -   Notes and Capital Leases Payable - continued
           Annual maturities of notes and capital leases payable for the five years succeeding June 30, 2002 are as follows:

                 2003        2004       2005     2006     2007    Thereafter    Total
           ----------------------------------------------------------------------------
             $102,516   $ 105,689   $ 98,723  $ 93,702 $ 100,698   $ 90,040  $ 591,368
           ===========================================================================

           The present value of future minimum lease payments is as follows:

           -----------------------------------------------------------------------------------
                                                                  (Unaudited)
                                                                    June 30,      December 31,
                                                                      2002            2001
           -----------------------------------------------------------------------------------
           Total Future Minimum Lease Payments                       $ 71,661        $ 87,890

           Less:  Amount Representing Interest                          8,559          12,286
           -----------------------------------------------------------------------------------

           Present Value of Net Future Minimum Lease Payments        $ 63,102        $ 75,604
           -----------------------------------------------------------------------------------

           Interest expense on the notes and capital leases payable for the six months ended June 30, 2002 and 2001 was $25,927 and $28,706, respectively

Note H -   Leases

           On April 1, 1999, the Company entered into a building lease, for office and manufacturing space, with an unrelated third party, commencing October 1, 1999. The term of the lease is for three years, with monthly rental payments of $4,134 for the first year, and increasing each year thereafter based on the Consumer Price Index. The monthly rental payment as of June 30, 2002 is $4,594. The lease expires on September 30, 2002 and the Company has executed an agreement to extend the terms on a month-to-month basis until November 30, 2002. The extended terms required a non-refundable deposit of $20,000. Management has decided to obtain an alternate sight with larger space for office and manufacturing operations.

           On January 1, 1998, the Company entered into a building lease, for grips production space, with an unrelated third party. The term of the lease was for one year, with a renewal option for two additional years. The lease required monthly rental payments of $544. On January 1, 2001, the lease was verbally extended on a month-to-month basis, with the monthly rental payment remaining at $544.

           On March 19, 2001, the Company entered into a building lease, for an engineering office, with an unrelated third party. The term of the lease was for one year, commencing April 15, 2001, with a renewal option for one additional year. The lease required monthly rental payments of $868. On April 16, 2002, the lease was verbally extended on a month-to-month basis, with the monthly rental payment remaining at $868.

           On January 22, 2002, the Company entered into a building lease, for warehouse space, with an unrelated third party. The lease is on a month-to-month basis and requires monthly rental payments of $273.

                                                                  - continued -

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note H -   Leases - continued

           Future minimum lease payments for the five years succeeding June 30, 2002 are as follows:

                2003      2004       2005       2006       2007         Total
           --------------------------------------------------------------------
            $ 13,782       $--        $--        $--        $--      $ 13,782
           --------------------------------------------------------------------

Note I -   Litigation

           On October 24, 2001, a complaint was filed against the Company with the Circuit Court of the Fifth Judicial Circuit in Hernando County, Florida by Excalibur Manufacturing Corporation, for unpaid sums past due under an open account arrangement in the amount of $13,200. On March 18, 2002, this complaint was settled for $7,033. The settlement was recorded in the financial statements during the year ended December 31, 2001.

Note J -   Subsequent Events

           On August 12, 2002, the Company entered into an asset purchase agreement with Mobile Area Networks, Inc., where the Company would become a division of Mobile Area Networks, Inc. The Company would receive 1,440,000 shares of restricted common stock of Mobile Area Networks, Inc., with a fair market value of approximately $274,000 on August 12, 2002, in exchange for substantially all assets and the assumption of certain liabilities of the Company. The agreement also includes a Non-competition Agreement for the principal stockholders for three years.

           On September 12, 2002, the Company entered into an asset purchase agreement for equipment from Recoton Corporation for $50,000. Payment terms are $14,000 in the assumption of liabilities and the satisfaction of purchase orders of Recoton customers amounting to $36,000.

           On October 3, 2002, a complaint was filed against the Company with the Circuit Court of Seminole County, Florida by David Byron, a former stockholder of the Company, for non-delivery of 288,000 shares of restricted common stock of Mobile Area Networks, Inc., per the general mutual release and separation agreement between Vintage Industries, Inc. and Mr. Byron. Mr. Byron is seeking immediate delivery of the 288,000 shares of restricted common stock of Mobile Area Networks, Inc. and damages in the amount of the value of the stock. The Company is withholding the delivery of the shares pending the return of Company owned assets allegedly held by Mr. Byron. The Company intends to vigorously defend its position and does not believe the range of loss, if any, can be reasonably estimated at this time. Accordingly, no provision for possible loss has been made in these financial statements.

Note K -   Recently Issued Accounting Standards

           In June 2002, the Financial Accounting Standards Board issued FASB Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146). SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Costs covered by SFAS 146 include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS 146 applies to all exit or disposal activities initiated after December 31, 2002.

           The Company is assessing, but does not expect the adoption of SFAS 146, as of January 1, 2003, to have a material effect on its future financial position and results of operations.

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

Note L -    Going Concern

            The company has sustained significant net losses totaling approximately $300,000 in fiscal years 2001 and 2000. The primary causes of the decreases were attributable to increasing costs (partly due to the extraordinary item occurring in September 2001, in which the Company received a direct lightning strike) and interest and finance charges on debt and the factoring of receivables.

            Because of the deteriorating financial conditions, substantial doubt exists about the Company's ability to continue as a going concern. As described in Note J, the Company has entered into a sale agreement with Mobile Area Networks, Inc. a publicly traded company. The Company plans to raise sufficient working capital through equity investors and plans to restructure the debt to lower its interest costs.